Exhibit 99.1

Fourth Quarter 2009
Financial and Operating Results
For the period ended December 31, 2009
Conseco, Inc.
February 26, 2010

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.
Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,”
“intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,”
“optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii)
our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products, including our long-term care business; (v) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date; (viii) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on its value; (ix) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (x) changes in accounting principles and the interpretation thereof;
(xi) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvi) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the impact of rating downgrades on our business and our ability to access capital; (xviii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xix) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xx) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products.Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of
Conseco’s website, www.conseco.com.

Q4 2009 Summary

CNO
▪ Fourth consecutive quarter of net income
▪ Core sales* of $118.9 million, up 18% from Q4 2008
▪ Net operating income** of $32.0 million, compared to net
 operating income of $33.4 million in Q4 2008
 • Results impacted by legal and regulatory accruals of $16 million
 ($0.04 per share)
 • Strong Bankers Life results and expected Colonial Penn results
 • CIG affected by legal and regulatory accruals
▪ Material control weakness status
*Excludes PFFS.
**Management believes that an analysis of earnings or loss before net realized investment gains (losses), discontinued operations, corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes:
 (1) corporate interest expense; and (2) net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals. The table on page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.

Impact of
Capital Management Actions

CNO
▪ Common equity increased by $296 million through sale of stock ($223 million public issue/$73 million private placement)
▪ Senior Credit Facility
 • Balance reduced by $198 million
 • Covenants restructured and extended to provide greater flexibility
▪ Old 3.5% Convertible Debentures
 • $176.5 million purchased through tender offer in November 2009
 • $64 million purchased privately in February 2010
 • Both funded largely through issuance of new 7% Convertible Debentures due 2016
 • $52.5 million of 3.5% Debentures still outstanding; callable in 10/10
▪ Holding company liquidity increased from $85 million at 9/30/09 to
 $146 million at year-end
▪ RBC at insurance companies now 309%, up by 57 points from 9/30/09

Litigation and Regulatory Exams

CNO
▪ Reached settlement in principle involving approximately 700 policyholders who opted out of previously settled R-factor class action
 • Resolves final R-factor litigation pending against Conseco Life
▪ Reached settlement in principle of multi-state market conduct examination involving approximately 15,000 holders of
 “Lifetrend” life insurance products
 • Resolves regulatory issues related to sale and administration of
 Lifetrend policies
 • Also resolves regulatory issues on Conseco Life’s ability to manage non-guaranteed elements in Lifetrend block
▪ $16 million in additional legal and regulatory accruals in Q4 2009

Material Control Weakness

CNO
▪ Considerable progress has been made; issue isolated to
 portion of Specified Disease policies, comprising
 approximately 1% of total company reserves
▪ Newly enhanced controls have not been operating for
 sufficient time to demonstrate their effectiveness
▪ Given our enhanced controls and remediation efforts, we
 believe total policy reserves are reasonably stated

Collected Premiums

CNO
▪ Total collected premiums
 for trailing 4 quarters down
 9% vs 2008
▪ Decline at Bankers due to
 termination of PFFS group
 quota share contracts and
 lower annuity sales
▪ Consistent growth at
 Colonial Penn
▪ Slight decline at CIG due to
 focus on more profitable
 business and de-
 emphasizing annuity and
 Med Supp sales
($ millions)
CP
CIG
Collected Premiums-Trailing 4 Quarters
Q4 2008
$4,524.9
Q1 2009
$4,549.3
Q2 2009
$4,494.9
Q3 2009
$4,423.1
Q4 2009
$4,114.8
BLC

Q4 2009
Summary of Results

CNO
$84.6
5.9
(6.7)
(35.9)
47.9
--
(12.7)
(17.5)
$17.7
Pre-Tax
After Tax
EPS
($ millions, except per-share amounts)
$32.0
(3.0)
(8.3)
(2.5)
$18.2
$0.15
(0.01)
(0.04)
(0.01)
$0.09
 *Management believes that an analysis of earnings before net realized investment gains (losses), increases to our valuation allowance for deferred tax assets and loss on extinguishment or modification of debt (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.
**See Appendix for a reconciliation to the corresponding GAAP measure. Increase in valuation allowance of
 $3.0 million consists of the previously disclosed increase of $18 million that we established upon the completion of a reinsurance transaction with Wilton Re, net of a $15 million reduction based on the higher income earned in recent periods compared to amounts expected in our deferred tax valuation allowance.
Bankers Life
Colonial Penn
Conseco Insurance Group
Corporate operations and interest expense
Income before net realized investment losses
 and valuation allowance for deferred tax assets*
Decrease in valuation allowance for deferred tax assets**
Loss on extinguishment or modification of debt
Net realized investment losses**
Total

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| Bankers Life | $40.0 | $44.7 | $63.3 | $85.4 | $84.6 |
| Colonial Penn | 6.7 | 5.1 | 11.0 | 7.4 | 5.9 |
| Conseco Insurance Group | 31.5 | 31.2 | 21.2 | 21.6 | (6.7) |
| Corporate operations, excluding interest expense | (0.1) | (8.7) | (8.8) | (7.4) | (12.8) |
| Total EBIT* | 78.1 | 72.3 | 86.7 | 107.0 | 71.0 |
| Corporate interest expense | (17.5) | (13.7) | (23.9) | (24.0) | (23.1) |
| Income before net realized investment losses, taxes and discontinued operations | 60.6 | 58.6 | 62.8 | 83.0 | 47.9 |
| Tax expense on period income | 27.2 | 21.1 | 22.0 | 28.7 | 15.9 |
| Net operating income | 33.4 | 37.5 | 40.8 | 54.3 | 32.0 |
| Gain (loss) on extinguishment or modification of debt, net of income taxes | 13.8 | (6.1) | 0.0 | 0.0 | (8.3) |
| Net realized investment losses | (88.0) | (6.9) | (13.2) | (18.9) | (2.5) |
| Net income (loss) before valuation allowance for deferred tax assets and discontinued operations | (40.8) | 24.5 | 27.6 | 35.4 | 21.2 |
| Decrease (increase) in valuation allowance for deferred tax assets | (45.0) | 0.0 | 0.0 | (20.0) | (3.0) |
| Discontinued operations | (367.5) | 0.0 | 0.0 | 0.0 | 0.0 |
| Net income (loss) | ($453.3) | $24.5 | $27.6 | $15.4 | $18.2 |

Q4 Earnings

CNO Consolidated
*Management believes that an analysis of earnings before gain (loss) on extinguishment or modification of debt, net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust
(included in Discontinued Operations) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure)
provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2) items that are unrelated to the company’s continuing operations.
The table above provides a reconciliation of EBIT to net income (loss).
($ millions)

Q4 2008
4.8%
Q1 2009
5.7%
Q2 2009
6.6%
Q3 2009
6.6%
Q4 2009
6.5%

Operating ROE

CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes gain (loss) on extinguishment or modification of debt, net realized investment gains
(losses), valuation allowance related to deferred tax assets and discontinued operations. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See
Appendix for corresponding GAAP measure.

Q4 2008
$0.18
Q1 2009
$0.20
Q2 2009
$0.22
Q3 2009
$0.29
Q4 2009
$0.15

Operating EPS (Diluted)*

CNO
*Operating earnings per share exclude gain (loss) on extinguishment or modification of debt, net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations.
 See Appendix for a reconciliation to the corresponding GAAP measure.
**Calculated based upon 217.5 million shares, which includes dilution impact of $176.5 million in convertible debentures issued. EPS calculated on shares outstanding for the first nine months of 2009 would be $0.17 per share.
**
▪ Q4 2009 impacted by:
 • Legal and regulatory accruals
 ($0.04 per share)

Book Value

CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
$3,400.7
(1,770.7)
$1,630.0
184.8
$8.82
$18.41
Shareholders’ Equity (excluding AOCL)
Accumulated Other Comprehensive Loss
 Total Shareholders’ Equity
Shares Outstanding
Book Value Per Share
Book Value Per Share (Excluding AOCL)
12/31/08
$3,431.7
(1,840.5)
$1,591.2
184.8
$8.61
$18.57
3/31/09
$3,461.9
(1,046.9)
$2,415.0
184.9
$13.06
$18.72
6/30/09
$3,479.7
(146.0)
$3,333.7
184.9
$18.03
$18.82
9/30/09
$3,796.7
(264.3)
$3,532.4
250.8
$14.09
$15.14
12/31/09
(millions, except per-share amounts)

Q4 2009 Liquidity

CNO
($ millions)
Cash Balance 9/30/09
Sources
 Equity Proceeds, net of expenses
 Net Proceeds from New Convertible Debentures
 Surplus Debenture Interest
 Management and Investment Fees and Other
Total Sources
Uses
 Interest
 Debt Repayments:
 Senior Credit Facility
 Retirement of Old Convertible Debentures
 Senior Health Note
 Holding Company Expenses
Total Uses
Cash Balance 12/31/09
$85.6
$297.7
172.0
12.3
21.4
503.4
24.9
198.2
176.5
25.0
18.3
442.9
$146.1

Q4 2008
255%
Q1 2009
230%
Q2 2009
247%
Q3 2009
252%
Q4 2009
309%

Consolidated RBC Ratio*

CNO
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The
 RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
▪ Exceeded year-end target of 275%
 and mid-term target of 300%+
▪ Q4 2009 positive impacts:
 • RMBS re-rating (35 pts)
 • Statutory operating results (12 pts)
 • Bankers reinsurance transaction
 with Wilton Re (9 pts)

Other, Including Changes in Covariance
Net Statutory Investment Losses
Credit Rating Migration
Reinsurance Transactions
Mortgage Experience Adjustment Factor
Re-Rating of RMBS
Statutory Operating Income

Consolidated RBC Ratio -
Changes Over Last Four Quarters

CNO
12/31/08
RBC
12/31/09
RBC
255%
309%
+50%
-51%
-32%
+22%
+35%
+34%
-4%

Q4 Summary

Bankers
▪ Earnings of $84.6 million, up 112% over Q4 2008:
 • Higher PDP and PFFS income due to favorable IBNR development (+$24 million)
 • Higher LTC income due to favorable development of prior-period reserves and policyholder actions following recent rate increases (+$7 million)
 • Favorable Med Supp claims and persistency (+$5 million)
 • Favorable reserve adjustment in UL and growth in block (+$10 million)
▪ Q4 2009 impacted by:
 • PFFS quota share income ($9 million)
 • Favorable UL reserve adjustment ($6 million)
 • Higher LTC income ($10 million) related to favorable development of prior
 -period reserves
▪ Record-setting sales for both Life and Med Supp
▪ Record agent recruits: 12% increase in new agent recruits YTD

Q4 2008
$71.9
Q1 2009
$60.4
Q2 2009
$63.1
Q3 2009
$62.5
Q4 2009
$91.7

Bankers

($ millions)
Quarterly Core NAP (Excludes PFFS)
NAP-Quarterly*: $72.8 $94.5 $69.4 $62.3 $92.8
PFFS NAP-Quarterly*: $0.9 $34.1** $6.3 $(0.2) $1.1
*Excludes group business not sold by Bankers agents.
**Net of $7 million reserve for anticipated chargebacks related to sales still within their 90-day disenrollment period.
Sales & Distribution Results
▪ Core NAP up 28% vs Q4 2008
 • Strong Med Supp sales include
 successful conversion of portion of
 Coventry PFFS policyholders
 (+104%)
 • Increases in Life (+20%) and LTC
 (+6%)
 • Lower sales of Annuities (-49%),
 consistent with overall industry
 results and driven by interest rates
 • Average agent count for year
 5,143, up 9% vs 2008

Medicare Update

Bankers
▪ As previously disclosed, approximately 51,000 Coventry PFFS policies terminated as of 12/31/09. During Q4 2009:
 • 18% of these customers purchased a Bankers Med Supp product
 (recognized in Q4 sales)
 • Another 17% of these customers purchased Humana Med-Advantage plans (fee-only arrangement with Humana; to be recognized in Q1 2010 sales)
 • Successful annual election period (11/15-12/31/09); sales ahead of target
 (to be recognized in Q1 2010)
▪ Medigap Modernization
 • New product filed in 49 states and approved in 33 as of 12/31/09
 • Market rates will be competitive, which will yield pricing levels and product margins consistent with previous block

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| Insurance policy income | $531.8 | $491.5 | $497.6 | $493.1 | $477.0 |
| Net investment income: | | | | | |
| General account assets | 159.0 | 155.4 | 160.2 | 162.2 | 165.8 |
| Other portfolios | (3.6) | (13.2) | 3.4 | 37.4 | 6.9 |
| Fee revenue and other income | 4.2 | 1.4 | 1.6 | 2.4 | 4.8 |
| Total revenues | 691.4 | 635.1 | 662.8 | 695.1 | 654.5 |
| Insurance policy benefits | 477.5 | 429.6 | 422.9 | 412.1 | 402.9 |
| Amounts added to policyholder account balances | 82.3 | 37.6 | 64.2 | 75.9 | 59.8 |
| Amortization related to operations | 39.7 | 75.6 | 63.1 | 74.5 | 54.7 |
| Other operating costs and expenses | 51.9 | 47.6 | 49.3 | 47.2 | 52.5 |
| Total benefits and expenses | 651.4 | 590.4 | 599.5 | 609.7 | 569.9 |
| Income before net realized investment gains (losses), net of related amortization and income taxes | $40.0 | $44.7 | $63.3 | $85.4 | $84.6 |

Q4 Earnings

Bankers
($ millions)
Trailing 4 Quarter Operating Return on Equity: 11.5%
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q4 Summary

Colonial Penn
▪ Earnings of $5.9 million, down 12% from Q4 2008
 • Primarily due to lower investment income, partially offset by expense reductions
▪ Life sales of $8.4 million, down 22% from Q4 2008
 • Consistent with advertising reductions arising from capital management activities
▪ Collected premium grew consistently despite capital restrictions
 • Q4 premiums increased 10% over Q4 2008
 • YTD premiums increased 6% over 2008

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| Insurance policy income | $46.5 | $47.1 | $52.7 | $48.4 | $47.9 |
| Net investment income | 10.2 | 9.8 | 9.8 | 9.5 | 9.6 |
| Fee revenue and other income | 0.5 | 0.2 | 0.2 | 0.2 | 0.3 |
| Total revenues | 57.2 | 57.1 | 62.7 | 58.1 | 57.8 |
| Insurance policy benefits | 33.8 | 36.1 | 36.0 | 34.7 | 35.1 |
| Amounts added to policyholder account balances | 0.3 | 0.3 | 0.2 | 0.3 | 0.3 |
| Amortization related to operations | 8.0 | 8.4 | 8.0 | 8.4 | 8.5 |
| Other operating costs and expenses | 8.4 | 7.2 | 7.5 | 7.3 | 8.0 |
| Total benefits and expenses | 50.5 | 52.0 | 51.7 | 50.7 | 51.9 |
| Income before net realized investment gains (losses) and income taxes, net of related amortization | $6.7 | $5.1 | $11.0 | $7.4 | $5.9 |

Q4 Earnings

Colonial Penn
($ millions)
Trailing 4 Quarter Operating Return on Equity: 13.9%
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q4 Summary

CIG
▪ NAP of $18.8 million, up 4% vs Q4 2008
 • Second consecutive quarter of positive sales comparisons
 • Full-year NAP up, despite de-emphasis of Annuities and Med Supp
▪ Strong sales growth in both CIG Sales and PMA
 • Worksite sales continue strong momentum, up 11% for year
 • Strong recruiting results
▪ Loss of $6.7 million vs income of $31.5 million in Q4 2008
 • Q4 2008 impacted by favorable Specified Disease deferred ROP adjustment ($12 million)
 • Lower investment income (-$11 million) due to decline in book yield and lower invested asset levels due to reinsurance transaction in Q4 2009
 • Higher expenses (+$12 million) related to legal accruals
▪ Taking action to boost ROE, including improving underperforming blocks and building revenue with more profitable business

$15.2
$12.0
$3.5
$1.9
$1.4
$1.5
$0.5
$0.7
Life
Annuities
Medicare Supplement
Specified Disease

24

CIG
($ millions)
▪ Supplemental Health sales up 27%
 over Q4 2008
▪ Life sales up 163% over Q4 2008
Q4 2008
Q4 2009
Q4 2009 Sales Results

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| Insurance policy income | $238.4 | $244.2 | $241.0 | $230.5 | $222.6 |
| Net investment income: | | | | | |
| General account assets | 149.6 | 143.4 | 138.5 | 134.5 | 131.9 |
| Other portfolios | (5.9) | (9.1) | 2.6 | 15.7 | 3.3 |
| Fee revenue and other income | 0.3 | 0.7 | 0.4 | 0.5 | (0.1) |
| Total revenues | 382.4 | 379.2 | 382.5 | 381.2 | 357.7 |
| Insurance policy benefits | 199.6 | 214.1 | 215.1 | 206.2 | 206.8 |
| Amounts added to policyholder account balances | 38.4 | 35.8 | 42.7 | 53.5 | 44.5 |
| Amortization related to operations | 36.3 | 36.8 | 33.8 | 31.8 | 33.1 |
| Interest expense on investment borrowings | 5.5 | 5.2 | 5.2 | 5.1 | 5.0 |
| Other operating costs and expenses | 71.1 | 56.1 | 64.5 | 63.0 | 75.0 |
| Total benefits and expenses | 350.9 | 348.0 | 361.3 | 359.6 | 364.4 |
| Income (loss)before net realized investment gains (losses), net of related amortization and income taxes | $31.5 | $31.2 | $21.2 | $21.6 | ($6.7) |

Q4 Earnings

CIG
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.
($ millions)

($ millions)

Unrealized Loss
% of Invested Assets
3,500
3,000
2,500
2,000
1,500
1,000
500
0
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Unrealized Loss
% of Invested Assets
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009

Unrealized Gain/Loss*

CNO
• Includes debt and equity securities classified as available for sale. Excludes investments from a variable interest entity which we consolidate under GAAP.

Q4 2009 Realized Gain/Loss

CNO
Gains on sales
Losses on sales
Losses due to recognition of other-
 than-temporary impairments*
Amortization adjustment to insurance
 intangibles
 Net investment losses before tax
Tax benefit
Release of tax valuation allowance
 Net investment losses after tax
($ millions)
$110.5
(96.4)
(31.1)
(0.5)
 (17.5)
6.1
8.9
 $(2.5)
Amount Recognized
through Net Income
*Includes $5.0 million related to reinsurance transaction. In addition, $29.7 million of other-than-temporary impairment losses were recognized in accumulated other comprehensive loss.

Q4 2009 Impairments

CNO
Corporates
Alt-A
ABS
CMBS
Prime Jumbos
Commercial Mortgage Loans
Other*
Total
($ millions)
Gross
Amounts
Amount Recognized
through Accumulated
Other Comprehensive
Loss
Amount Recognized
through Net Income
$5.3
4.1
1.6
0.3
5.7
8.8
5.3
$31.1
$0.0
0.4
12.7
(0.3)
16.9
0.0
0.0
$29.7
$5.3
4.5
14.3
0.0
22.6
8.8
5.3
$60.8
*Includes $5.0 million related to reinsurance transaction

$13,169
$13,111
$2,021
$2,202
$1,757
$1,966
$906
$995
$771
$874
$858
$936
$193
$246
$538
$536
$1,364
$1,376
Market Value
Book Value

Asset Allocation at 12/31/09*
Improved MTM reflects lower rates and
tighter spreads

CNO
($ millions)
*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).

- Essentially unchanged in Q4: sales of below investment-grade securities offset credit cycle-related ratings migration
- Slowing pace of ratings migration

Investment Quality:
Fixed Maturities*

CNO
Actively Managed Fixed Maturities by Rating at
12/31/09 (Market Value)
% of Bonds which are Investment Grade:	12/31/08 92%	3/31/09 91%	6/30/09 91%	9/30/09 93%	12/31/09 93%
*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).
AAA
15%
AA
7%
A
30%
BBB
41%

7%
▪ 93% investment-grade:

Old NAIC Rating

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |

Impact at 12/31/09 of
NAIC RMBS Rerates

CNO
1
2
3
4
5
6
Total
1
1
2
5
8
(RBC points)
New NAIC Rating
Total
2
1
15
17
35
4
2
6
8
6
(1)
(1)
5
3
2
1
8
11
20

Alt-A at 12/31/09
CNO

AA
BBB

Total
$13.9
$2.4
$142.7
$159.0
$17.1
$4.1
$188.6
$209.8
8.7%
1.5%
89.8%
100.0%
0.06%
0.01%
0.66%
0.73%
Market
Value (mil.)
Book
Value (mil.)
% of
Alt-A*
% of
Portfolio*
Rating
▪ Allocation reduced by 57% (book value) during 2009
▪ 100% fixed-rate collateral
▪ Collateral performing better than overall Alt-A market in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Relative to recovery of book values, adequate credit support relative to expected cumulative losses
693
694
710
708
Avg.
FICO
14.6%
18.7%
9.8%
10.3%
Avg.
Support
10.8%
14.5%
22.5%
21.4%
Avg. 60+
Delinq.
*Market value.
($ millions)
1.51%
4.84%
2.06%
2.06%
Avg. Accum.
Loss

Prime Jumbo at 12/31/09
CNO

AAA
AA
A
BBB

Total
$107.1
$30.6
$41.3
$22.2
$177.5
$378.7
$120.7
$34.1
$57.6
$29.8
$245.8
$488.0
28.3%
8.1%
10.9%
5.9%
46.8%
100.0%
0.50%
0.14%
0.19%
0.10%
0.82%
1.75%
Market
Value (mil.)
Book
Value (mil.)
% of
Prime
Jumbo*
% of
Portfolio*
Rating
▪ Allocation reduced by 55% (book value) during 2009
▪ 1.75% of total invested assets, reduced from 4.04% at 12/31/08
▪ 97% fixed-rate collateral
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
735
742
744
742
739
739
Avg.
FICO
6.3%
4.6%
5.3%
4.4%
6.6%
6.1%
Avg.
Support
1.6%
2.3%
4.7%
2.9%
11.3%
6.7%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.05%
0.17%
0.17%
0.27%
0.78%
0.43%
Avg. Accum.
Loss

Our CMBS exposure is heavily weighted toward securities with high ratings and seasoned vintages with relatively stronger qualitative characteristics

2009
8.1%
2007
5.4%
2006
3.9%
Pre-2004
31.0%
2005
31.6%
2004
20.0%

CMBS at 12/31/09

CNO
(GAAP book value - $ millions)
$182.5
$135.6
$207.0
$0.0
$47.1
$71.2
$643.4
$630.2
$40.5
$8.8
$22.0
$14.7
$0.0
$0.0
$86.0
$67.8
$35.8
$10.7
$9.9
$8.2
$0.0
$0.0
$64.6
$39.0
$12.0
$19.6
$37.3
$9.8
$0.0
$0.0
$78.7
$33.6
$0.0
$0.0
$0.0
$1.6
$0.0
$0.0
$1.6
$0.3
Pre-2004
2004
2005
2006
2007
2009
Total BV
Total MV
AAA
AA
A
BBB

CMBS at 12/31/09
CNO

AAA
AA
A
BBB

Total
$630.2
$67.8
$39.0
$33.6
0.3
$770.9
$643.4
$86.0
$64.6
$78.7
$1.6
$874.3
81.7%
8.8%
5.1%
4.4%
0.0%
100.0%
2.92%
0.31%
0.18%
0.16%
0.00%
3.57%
Market
Value (mil.)
Book
Value (mil.)
% of
CMBS*
% of
Portfolio*
Rating
▪ 3.57% of invested assets
▪ Collateral performing materially better than overall CMBS market in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
31.8%
18.9%
9.0%
7.3%
6.0%
28.4%
Avg.
Support
2.0%
0.9%
1.0%
1.9%
6.7%
1.9%
Avg. 60+
Del. & FCR
*% of market value
($ millions)
0.36%
0.08%
0.14%
0.03%
0.00%
0.31%
Avg. Cum.
Loss

2009
0.4%
2008
16.9%
2004 and Before
29.8%
2007
20.6%
2005
11.8%
2006
20.5%

## By Property Type

Indus.
15.2%
Other
0.8%
Office
38.6%
Retail
40.6%
Multi-Family
4.8%

Commercial Mortgage Loans
at 12/31/09
By Vintage

CNO
▪ Current LTV of approximately 63%
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.56
▪ Reduced overall allocation by $132 million in 2009 via prepayments, etc.

CNO Summary

CNO
▪ Core sales and agent recruitment continue to improve in
 declining market
▪ Recapitalization addressed company’s most pressing financial priority
 • Refinances the 3.5% convertible debentures
 • Structured to protect the NOLs
 • Demonstrates investor confidence in Conseco
▪ Capital and risk management remain significant priorities
 • Insurance company merger anticipated in Q1/Q2 2010

CNO

▪ First of Boomer population will become Medicare-eligible next year; in
 10 years, number of those 65 and over will increase by 50%
▪ Boomers confess to being unprepared for retirement and greatly concerned about unforeseen health care costs and adequacy of retirement income
▪ As consumers transition toward retirement, open to new/additional advisor relationship
▪ Bankers’ community-based branches create unique access into underserved markets
▪ Both Medicare and Life sales had double-digit percentage growth over previous year and projected to continue growing steadily
Riding the Age Wave of America

Outlook - Resuming
Our Investment in Growth

CNO
▪ Bankers
 • Retain more new LTC and Med Supp business by reducing
 reinsurance
 • Continued expansion of sales force
▪ Colonial Penn
 • Capital improvement at CNO permits re-focusing on profitable growth in 2010
 • Funding increase for direct response sales and marketing
 operations
▪ CIG:
 • Continued emphasis on Supplemental Health and Life
 • Implement changes in non-guaranteed elements where
 appropriate

Questions and Answers

Appendix

Recapitalization of Conseco -
Update

CNO
▪ November 2009
 • Completed first closing of $176.5 million of new 7% Debentures (due
 2016) upon settlement of tender offer for old 3.5% Debentures
 • Completed private placement of stock and warrants to Paulson
▪ December 2009
 • Completed public equity offering of 49.5 million shares for $235.1 million, before issuance costs
▪ February 2010
 • Repurchased $64.0 million of 3.5% Debentures in privately negotiated transaction
 • Completed second closing of $64.0 million of 7% Debentures
 • $52.5 million of 3.5% Debentures remain outstanding and are callable on 10/3/10

▪ Gradual tightening of covenants through 2012 instead of
 “snap-back” in Q3 2010
▪ Lenders to be paid $150 million of first $200 million of net proceeds from public offering of common stock, plus 50% of
 any net offering proceeds in excess of $200 million (credit facility previously required company to pay lenders 50% of
 net proceeds of any equity issuance)
▪ Principal repayment schedule modified to eliminate any
 principal payments in 2010; principal payments now due in
 2011 ($35 million), 2012 ($40 million) and 2013 ($40 million)
▪ 1% PIK interest replaced with payment of equal amount in
 cash
CNO

Amendment to Senior Credit Facility -
December 2009

▪ Minimum risk-based capital ratio will remain at 200% through
 12/31/10 and increase to 225% for 2011 and 250% for 2012 (had been scheduled to return to 250% after 6/30/10)
▪ Minimum statutory capital and surplus will remain at $1.1
 billion through 12/31/10 and increase to $1.2 billion for 2011 and $1.3 billion for 2012 (had been scheduled to return to $1.27 billion after 6/30/10)
▪ Minimum interest coverage ratio will remain at 1.5x through
 12/31/10 and increase to 1.75x for 2011 and 2.0x for 2012 (had been scheduled to return to 2.0x after 6/30/10)
▪ Maximum debt to total capital ratio will remain at 32.5%
 through 12/31/09 and decrease to 30.0% thereafter (had been scheduled to return to 30.0% after 6/30/09)
CNO

Amendment to Senior Credit Facility -
December 2009

Debt to Capital*

35%
30%
25%
20%
15%
10%
5%
0%
32.5%
30.0%
28.3%
27.9%
27.0%
26.8%
21.6%
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09

Interest Coverage

3.0x
2.0x
1.0x
0.0x
2.4x
3.1x
3.3x
3.1x
2.4x
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09

1,500
1,200
900
600
300
0
$1,366
$1,301
$1,279
$1,308
$1,414
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09

RBC Ratio

300%
200%
100%
0%
255%
230%
247%
252%
309%
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09

Statutory Surplus ($ millions)

*Excludes Accumulated Other Comprehensive Loss, as defined by the senior credit facility.
$1,200
$1,100
Prior Amendment Level
New 2011 Level
New 2012 Level
CNO

250%
200%
1.5x
2.0x
1.75x
225%
$1,300
Covenant Metrics

Key Debt Covenants

CNO
 *Calculated per bank covenants; excludes Accumulated Other Comprehensive Loss.
($ millions)
Debt/Capital Ratio*
Covenant Maximum
Actual
Interest Coverage
Covenant Minimum
Actual
Statutory Capital
Covenant Minimum
Actual
RBC Ratio
Covenant Minimum
Actual
Q2 2009
Covenant Margins as of 12/31/09
Reduction to statutory capital and
 surplus of approximately $507
 million, or an increase to the risk-
 based capital of approximately
 $253 million.
Reduction to combined statutory
 capital and surplus of
 approximately $339 million.
Reduction in cash flows to the
 holding company of
 approximately $58 million.
Reduction to shareholders’ equity of
 approximately $1,620 million or
 additional debt of $780 million.
Q4 2008
30.0%
28.3%
2.00X
2.35X
$1,270
$1,366
250%
255%
Q1 2009
32.5%
27.9%
1.50X
3.07X
$1,100
$1,301
200%
230%
32.5%
27.0%
1.50X
3.31X
$1,100
$1,279
200%
247%
Q3 2009
32.5%
26.8%
1.50X
3.12X
$1,100
$1,308
200%
252%
Q4 2009
32.5%
21.6%
1.50X
2.38X
$1,100
$1,439
200%
309%

CNO

Senior Credit Facility (10/13)
6% Senior Note
3.5% Convertible Debentures
Unamortized Discount on 3.5% Convertible Debentures
7.0% Convertible Debentures (12/16)
Unamortized Discount on 7.0% Convertible Debentures
 Total Corporate Notes Payable
Common Stock
Additional Paid In Capital
Accumulated Other Comprehensive Loss (AOCL)
Accumulated Deficit
 Total Shareholders’ Equity
 Total Capital
Debt/Total Capital (excluding AOCL)
Book Value per Share
Book Value per Share (excluding AOCL)
$854.6
125.0
293.0
(10.7)
-
-
$1,261.9
1.9
4,110.6
(146.0)
(632.8)
$3,333.7
$4,595.6
26.6%
$18.03
$18.82
Actual
9/30/09
($ millions)
-
$(25.0)
-
1.7
-
0.1
$(23.2)
-
1.9
(118.3)
26.5
$(89.9)
$(113.1)
$652.1
100.0
116.5
(3.3)
176.5
(4.4)
$1,037.4
2.5
4,408.8
(264.3)
(614.6)
$3,532.4
$4,569.8
21.5%
$14.09
$15.14
Actual
12/31/09
Q4 2009
Activity
$(202.5)
-
(176.5)
5.7
176.5
(4.5)
$(201.3)
0.6
296.3
-
(8.3)
$288.6
$87.3
Recapitalization
Adjustments
Capital Structure

CNO

Q4 2008
$18.41
Q1 2009
$18.57
Q2 2009
$18.72
Q3 2009
$18.82
Q4 2009
$15.14

Book Value Per Share*

*Book value excludes accumulated other comprehensive income (loss). See Appendix for a reconciliation to the corresponding GAAP measure.
▪ Decrease in Q4 2009
 primarily due to common
 stock issuance

Q4 2008
$319.8
Q1 2009
$308.6
Q2 2009
$308.0
Q3 2009
$306.8
Q4 2009
$308.9

Net Investment Income

CNO
($ millions)
General Account Investment Income
Yield:	5.93%	5.67%	5.65%	5.63%	5.66%
▪ Q4 2009 results consistent with
 declining market yields and
 reductions in invested assets,
 compared to prior periods

Commercial Mortgage Loans
at 12/31/09
Geographic Distribution

CNO
Pacific
8.8%
Mountain
9.4%
West North
Central
12.3%
West South
Central
5.9%
East North
Central
22.4%
East South
Central
5.4%
New England
8.9%
Middle
Atlantic
6.4%
South
Atlantic
20.3%

2010
$52
2011
$75
2012
$47
2013
$159
2014
$93
2015
$150
2016
$153
2017
$323
2018
$331
2019
$81
2020
$43
2021
$12
2022
$106
2023
$49
2024
$25
Post 2024
$285

Commercial Mortgage Loans
at 12/31/09
By Maturity

CNO
($ millions)

Q4 2008
$99.2
Q1 2009
$94.4
Q2 2009
$99.7
Q3 2009
$96.0
Q4 2009
$102.2

Expenses

CNO
($ millions)
Adjusted Operating Expenses*
*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago. This measure is used by the Company to evaluate its progress in reducing operating expenses.
Expenses have been restated for all periods to reflect the SHIP separation.
▪ Approximately $20 million in
 savings from back-office
 consolidation realized in 2007 and
 2008; remaining $5 million in 2009
▪ Q4 2009 expenses include higher
 litigation cost; increase in IT
 expense and investment in
 Operations re-engineering

Q4 2008
$40.0
Q1 2009
$44.7
Q2 2009
$63.3
Q3 2009
$85.4
Q4 2009
$84.6

Segment Performance

Bankers
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $171.5 $187.1 $215.8 $233.4 $278.0
Revenues-Quarterly: $691.4 $635.1 $662.8 $695.1 $654.5
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,679.1 $2,686.3 $2,668.4 $2,684.4 $2,647.5
($ millions)
▪ Earnings up 112% vs Q4 2008,
 positively affected by:
 • Higher PFFS/PDP income
 • Favorable persistency and lower
 incurred claims in Med Supp
 • Favorable development of prior-
 period LTC reserves and policyholder
 actions following recent rate
 increases
 • One-time reserve release and growth
 in Life block

Medicare Supplement - First-Year Premiums
Q4 2008
$23.0
Q1 2009
$19.7
Q2 2009
$21.1
Q3 2009
$22.7
Q4 2009
$28.2

Premiums -
Medicare Supplement

Bankers
▪ First-year premiums up 23%
 vs Q4 2008
Med. Supp. First-Year Prems.-Tr. 4 Qtrs: $81.3 $81.9 $83.6 $86.5 $91.7
Med. Supp. Total Premiums-Quarterly: $172.3 $155.8 $155.2 $168.9 $173.8
Med. Supp. NAP-Quarterly: $27.9 $18.4 $19.2 $19.9 $56.8
Med. Supp. NAP-Trailing 4 Quarters: $78.6 $79.9 $82.1 $85.4 $114.3
($ millions)

Q4 2008
$10.3
(Net)
$4.2
(Net)
$4.7
(Net)
$2.9
(Net)
$5.9

Premiums -
Long-Term Care

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $42.7 $35.9 $30.0 $22.1 $17.7
Total Premiums-Quarterly: $159.1 $145.9 $151.9 $154.3 $149.5
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $7.9 $7.5 $9.8 $9.8 $8.3
NAP-Trailing 4 Quarters: $39.4 $37.5 $36.6 $35.0 $35.4
*Includes $4.4 million in both Q1 2009 and Q2 2009, $6.6 million in Q3 2009, and $3.9 million in Q4 2009 of premiums ceded under new business reinsurance agreement.
Q2 2009
(Direct)
$9.1
Q1 2009
(Direct)
$8.6
Q3 2009
(Direct)
$9.5
Q4 2009
(Direct)
$9.8
▪ Quarterly first-year premium
 declines due to new business
 reinsurance
▪ NAP decline attributable to three
 main factors:
 • Overall industry sales decline
 • Agent force shift toward other products
 • Tightened underwriting

Premiums -
Life Insurance

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $80.7 $79.0 $75.9 $79.8 $82.6
Total Premiums-Quarterly: $55.7 $48.9 $55.3 $63.2 $61.4
Life - First-Year Premiums
NAP-Quarterly: $11.4 $12.6 $15.6 $15.8 $13.7
NAP-Trailing 4 Quarters: $51.9 $52.8 $52.7 $55.4 $57.7
SPWL
Non-
SPWL
Q4 2008
$20.2
$8.2
$12.0
Q1 2009
$16.8
$6.2
$10.6
Q2 2009
$19.4
$7.8
$11.6
Q3 2009
$23.4
$10.5
$12.9
Q4 2009
$23.0
$10.8
$12.2
▪ Fluctuations in first-year
 premiums primarily reflect
 variance in sales of single-
 premium policies
▪ Non-SPWL premiums up 2%
 vs Q4 2008

Q4 2008
$410.5
Q1 2009
$301.1
Q2 2009
$274.7
Q3 2009
$284.0
Q4 2009
$197.3

Premiums -
Annuity

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $1,220.6 $1,294.1 $1,308.7 $1,270.3 $1,057.1
Total Premiums-Quarterly: $411.2 $302.1 $275.4 $284.7 $198.2
Annuity - First-Year Premiums
 ▪ First-year premiums down
 52% from Q4 2008 as result
 of current interest rate
 environment

Q4 2007
10.3%
Q1 2008
9.0%
Q2 2008
8.6%
Q3 2008
9.8%
Q4 2008
10.9%
Q1 2009
10.5%
Q2 2009
12.4%
Q3 2009
9.1%
Q4 2009
8.3%

Q4 2007
12.7%
Q1 2008
11.9%
Q2 2008
10.5%
Q3 2008
10.7%
Q4 2008
11.1%
Q1 2009
10.4%
Q2 2009
10.3%
Q3 2009
7.9%
Q4 2009
7.5%

Annuity Surrenders

Bankers
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
▪ Surrenders: both indexed and non-
 indexed annuity surrenders lower
 than prior year
▪ Total account value:
 • IAs - $1.6 billion
 • Non-IAs - $4.8 billion
▪ Average account value:
 • IAs - $41,000
 • Non-IAs - $36,000
▪ Over 89% of our annuities are
 subject to surrender charge:
 • IAs - 95%
 • Non-IAs - 87%

Q4 2008
84.6%
Q1 2009
95.5%
Q2 2009
97.1%
Q3 2009
68.0%
Q4 2009
68.4%

Benefit Ratio* - PDP

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Down 16% from Q4 2008:
 • Impacted by favorable IBNR
 development

Q4 2008
107.5%
Q1 2009
96.2%
Q2 2009
95.5%
Q3 2009
82.0%
Q4 2009
87.6%

Benefit Ratio* -
PFFS Individual Business

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Down 20% vs Q4 2008:
 • Impacted by favorable IBNR
 development

Q4 2008
74.7%
Q1 2009
70.2%
Q2 2009
68.6%
Q3 2009
72.4%
Q4 2009
71.7%

Benefit Ratio* -
Medicare Supplement

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ 4Q 2009 ratio in line with
 expectations

Q4 2008
67.4%
Q1 2009
68.6%
Q2 2009
66.4%
Q3 2009
70.4%
Q4 2009
66.4%

Interest-Adjusted Benefit Ratio* -
Long Term Care

Bankers
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
Trailing 4 Quarter Avg.: 74.0% 71.4% 67.6% 68.2% 67.9%
Qtrly. non-int. adjusted: 102.2% 105.1% 103.2% 108.3% 104.3%
▪ Favorable development of prior-
 period LTC reserves

LTC Update

Bankers
▪ Rate increase filings (2008 round - policies issued prior to
 2002) exceeded original filing goals
 • Completed filing of $102.5 million of rate increases
 • As of 12/31/09:
 • Approvals = $81.8 million, 116% of original goal
 • Projected financial impact = $59.6 million, 112% of original goal

Q4 2008
$6.7
Q1 2009
$5.1
Q2 2009
$11.0
Q3 2009
$7.4
Q4 2009
$5.9

Segment Performance

Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $25.2 $26.6 $29.3 $30.2 $29.4
Revenues-Quarterly: $57.2 $57.1 $62.7 $58.1 $57.8
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $226.2 $229.4 $234.0 $235.1 $235.7
($ millions)
▪ Q4 2008 to Q4 2009 decrease:
 • Primarily due to lower investment
 income, partially offset by expense
 reductions
▪ Q3 2009 to Q4 2009 decrease:
 • Lower margins due to portion of
 reinsurance pool termination in Q3 2009
 • Lower premiums on lower sales
 • Higher operating expenses

Q4 2008
$8.9
Q1 2009
$9.2
Q2 2009
$8.4
Q3 2009
$7.9
Q4 2009
$7.5

Premiums -
Life Insurance

Colonial Penn
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $35.0 $35.8 $35.3 $34.4 $33.0
Total Premiums-Quarterly: $43.8 $47.0 $45.8 $45.6 $48.9
Life - First-Year Premiums
NAP-Quarterly: $10.8 $12.3 $10.6 $10.6 $8.4
NAP-Trailing 4 Quarters: $50.1 $49.7 $45.8 $44.3 $41.9
▪ NAP:
 • Consistent with previous communication,
 quarterly and trailing four quarters aligned
 with capital management actions
▪ Premium:
 • First-year premium trending lower due to
 lower sales
 • Total premium growth for the quarter
 primarily due to collection of $3.4 million
 from reinsurance pool termination

Q4 2008
$31.5
Q1 2009
$31.2
Q2 2009
$21.2
Q3 2009
$21.6
Q4 2009
-$6.7

Segment Performance

CIG
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $121.3 $129.2 $118.1 $105.5 $67.3
Revenues-Quarterly: $382.4 $379.2 $382.5 $381.2 $357.7
Pre-Tax Operating Income (loss)*
Revenues-Tr. 4 Quarters: $1,513.1 $1,511.7 $1,515.9 $1,525.3 $1,500.6
($ millions)
▪ Q4 2008 favorably impacted by
 Specified Disease deferred ROP
 adjustment
▪ Higher expenses related to legal
 and regulatory accruals

CIG

Q4 2008
$2.4
Q1 2009
$1.5
Q2 2009
$1.9
Q3 2009
$2.2
Q4 2009
$1.6

Premiums -
Medicare Supplement

($ millions)
First-Year Prems.-Tr. 4 Qtrs: $9.6 $8.3 $7.9 $8.0 $7.2
Total Premiums-Quarterly: $52.6 $42.8 $44.4 $46.9 $43.7
Medicare Supplement - First-Year Premiums
NAP-Quarterly: $3.5 $1.7 $1.3 $1.3 $1.5
NAP-Trailing 4 Quarters: $8.9 $8.3 $8.3 $7.8 $5.8
▪ First-year collections down 33%
 from Q4 2008:
 • Focus on profitable products
 (i.e., Specified Disease)

Q4 2008
$10.5
Q1 2009
$10.2
Q2 2009
$11.1
Q3 2009
$11.8
Q4 2009
$12.3

Premiums -
Specified Disease

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $39.4 $40.2 $41.5 $43.6 $45.4
Total Premiums-Quarterly: $95.6 $93.0 $95.1 $96.2 $99.0
Specified Disease - First-Year Premiums
NAP-Quarterly: $12.0 $11.5 $14.7 $16.1 $15.2
NAP-Trailing 4 Quarters: $46.8 $48.7 $51.0 $54.3 $57.5
▪ NAP up 27% from Q4 2008:
 • Increased CIG Sales focus on
 Specified Disease products
 • Increased recruitment of Health
 IMOs
 • Momentum increasing in
 Worksite market

Q4 2008
$21.2
Q1 2009
$17.8
Q2 2009
$20.6
Q3 2009
$23.4
Q4 2009
$10.0

Premiums -
Annuity

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $119.9 $98.5 $84.7 $83.0 $71.8
Total Premiums-Quarterly: $23.7 $19.5 $22.3 $25.2 $11.4
Annuity - First-Year Premiums
▪ First-year collections down
 53% from Q4 2008:
 • Focus on profitable products
 (i.e., Specified Disease)

Q4 2008
62.8%
Q1 2009
67.3%
Q2 2009
71.2%
Q3 2009
68.2%
Q4 2009
66.3%

Benefit Ratio* -
Medicare Supplement

CIG
Trailing 4 Quarter Avg.: 68.4% 68.8% 68.6% 67.3% 68.3%
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ In line with expectations and
 recent trends
▪ Stable persistency

Q4 2008
30.1%
Q1 2009
42.2%
Q2 2009
49.7%
Q3 2009
42.9%
Q4 2009
49.1%

Interest-Adjusted Benefit Ratio* -
Specified Disease

Trailing 4 Quarter Avg.: 43.3% 41.8% 42.6% 41.2% 46.0%
Qtrly. non-int. adjusted: 63.8% 76.0% 83.3% 76.6% 82.0%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Q4 2008 included recognition of
 deferred ROP adjustment
 related to prior periods

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of Conseco’s website,
www.conseco.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before gain (loss) on extinguishment or modification of debt, net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because gain (loss) on extinguishment or modification of debt, realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| **Net income (loss) applicable to common stock** | $ (453.3) | $ 24.5 | $ 27.6 | $ 15.4 | $ 18.2 |
| Net realized investment losses, net of related amortization and taxes | 88.0 | 6.9 | 13.2 | 18.9 | 2.5 |
| Discontinued operations | 367.5 | - | - | - | - |
| Valuation allowance for deferred tax assets | 45.0 | - | - | 20.0 | 3.0 |
| Gain (loss) on extinguishment or modification of debt | (13.8) | 6.1 | - | - | 8.3 |
| **Net operating income (a non-GAAP financial measure)** | $ 33.4 | $ 37.5 | $ 40.8 | $ 54.3 | $ 32.0 |
| **Per diluted share:** | | | | | |
| **Net income (loss)** | $ (2.45) | $ 0.13 | $ 0.15 | $ 0.08 | $ 0.09 |
| Net realized investment losses, net of related amortization and taxes | 0.48 | 0.04 | 0.07 | 0.10 | 0.01 |
| Discontinued operations | 1.99 | - | - | - | - |
| Valuation allowance for deferred tax assets | 0.24 | - | - | 0.11 | 0.01 |
| Gain (loss) on extinguishment or modification of debt | (0.08) | 0.03 | - | - | 0.04 |
| **Net operating income (a non-GAAP financial measure)** | $ 0.18 | $ 0.20 | $ 0.22 | $ 0.29 | $ 0.15 |

73

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

| | | Q4 2008 | | Q1 2009 | | Q2 2009 | | Q3 2009 | | Q4 2009 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Total shareholders' equity** | $ | 1,630.0 | $ | 1,591.2 | $ | 2,415.0 | $ | 3,333.7 | $ | 3,532.4 |
| Less accumulated other comprehensive income (loss) | | (1,770.7) | | (1,840.5) | | (1,046.9) | | (146.0) | | (264.3) |
| **Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)** | $ | 3,400.7 | $ | 3,431.7 | $ | 3,461.9 | $ | 3,479.7 | $ | 3,796.7 |
| Diluted shares outstanding for the period | | 184,753,758 | | 184,758,758 | | 184,886,216 | | 184,886,216 | | 284,338,426 |
| **Book value per share** | $ | 8.82 | $ | 8.61 | $ | 13.06 | $ | 18.03 | $ | 14.09 |
| Less accumulated other comprehensive income (loss) | | (9.59) | | (9.96) | | (5.66) | | (0.79) | | (1.05) |
| **Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)** | $ | 18.41 | $ | 18.57 | $ | 18.72 | $ | 18.82 | $ | 15.14 |

74

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

Operating return measures
Management believes that an analysis of return before gain (loss) on extinguishment or modification of debt, net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.
Management uses this measure to evaluate performance because gain (loss) on extinguishment or modification of debt, realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level. Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| **Net income (loss) applicable to common stock** | $ (453.3) | $ 24.5 | $ 27.6 | $ 15.4 | $ 18.2 |
| Net realized investment (gains) losses, net of related amortization and taxes | 88.0 | 6.9 | 13.2 | 18.9 | 2.5 |
| Discontinued operations | 367.5 | - | - | - | - |
| Valuation allowance for deferred tax assets | 45.0 | - | - | 20.0 | 3.0 |
| Gain (loss) on extinguishment or modification of debt | (13.8) | 6.1 | - | - | 8.3 |
| **Net operating income (a non-GAAP financial measure)** | $ 33.4 | $ 37.5 | $ 40.8 | $ 54.3 | $ 32.0 |
| Common shareholders' equity | $ 1,630.0 | $ 1,591.2 | $ 2,415.0 | $ 3,333.7 | $ 3,532.4 |
| Less accumulated other comprehensive income (loss) | (1,770.7) | (1,840.5) | (1,046.9) | (146.0) | (264.3) |
| Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure) | 3,400.7 | 3,431.7 | 3,461.9 | 3,479.7 | 3,796.7 |
| Less net operating loss carryforwards | 1,001.1 | 960.2 | 973.7 | 899.6 | 867.5 |
| Average common shareholders' equity | $2,173.2 | $1,610.6 | $2,003.1 | $2,874.4 | $3,433.1 |
| Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) | $2,566.0 | $2,435.6 | $2,479.9 | $2,534.2 | $2,754.7 |
| **Return on equity ratios:** | | | | | |
| **Return on common equity** | -83.4% | 6.1% | 5.5% | 2.1% | 2.1% |
| **Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)** | 5.2% | 6.2% | 6.6% | 8.6% | 4.6% |

76

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

| | CIG | Bankers | Colonial Penn | Corporate | Total |
|---|---|---|---|---|---|
| Pretax operating earnings (a non-GAAP financial measure) | $ 67.3 | $ 278.0 | $ 29.4 | $ (122.4) | $ 252.3 |
| Allocation of interest expense, excess capital and corporate expenses | (67.7) | (50.7) | (4.6) | 123.0 | - |
| Income tax (expense) benefit | 0.1 | (81.8) | (8.9) | 2.9 | (87.7) |
| Segment operating income | $ (0.3) | $ 145.5 | $ 15.9 | $ 3.5 | 164.6 |
| Net realized investment losses, net of related amortization and taxes | | | | | (41.5) |
| Valuation allowance for deferred tax assets | | | | | (23.0) |
| Loss on extinguishment or modification of debt | | | | | (14.4) |
| Net income | | | | | $ 85.7 |

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the year ended December 31, 2009, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

| | CIG | Bankers | Colonial Penn | Corporate | Total |
|---|---|---|---|---|---|
| **December 31, 2008** | | | | | |
| Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) | $ 1,580.6 | $ 1,232.1 | $ 111.9 | $ (525.0) | $ 2,399.6 |
| Net operating loss carryforwards | 1,001.1 | - | - | - | 1,001.1 |
| Accumulated other comprehensive income (loss) | (824.7) | (817.9) | (41.4) | (86.7) | (1,770.7) |
| Allocation of capital | 526.9 | 410.7 | 37.3 | (974.9) | - |
| Common shareholders' equity | $ 2,283.9 | $ 824.9 | $ 107.8 | $ (1,586.6) | $ 1,630.0 |
| **December 31, 2009** | | | | | |
| Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) | $ 1,707.1 | $ 1,322.2 | $ 114.6 | $ (214.8) | $ 2,929.1 |
| Net operating loss carryforwards | 867.5 | - | - | - | 867.5 |
| Accumulated other comprehensive income (loss) | (158.2) | (90.6) | (0.8) | (14.6) | (264.2) |
| Allocation of capital | 569.0 | 440.7 | 38.2 | (1,047.9) | - |
| Common shareholders' equity | $ 2,985.4 | $ 1,672.3 | $ 152.0 | $ (1,277.3) | $ 3,532.4 |

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at December 31, 2009, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

| | CIG | Bankers | Colonial Penn | Corporate | Total |
| --- | --- | --- | --- | --- | --- |
| Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) | $ 1,661.2 | $ 1,267.7 | $ 114.7 | $ (492.6) | $ 2,551.0 |
| Average net operating loss carryforwards | | | | | 942.0 |
| Average accumulated other comprehensive income (loss) | | | | | (1,012.7) |
| Average common shareholders' equity | | | | | $ 2,480.3 |
| Return on equity ratios: | | | | | |
| Return on equity | | | | | 3.5% |
| Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) | 0.0% | 11.5% | 13.9% | NM | 6.5% |

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at December 31, 2009, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

| | Q4 2008 | Q1 2009 | Q2 2009 | Q3 2009 | Q4 2009 |
|---|---|---|---|---|---|
| Corporate notes payable | $ 1,311.5 | $ 1,310.5 | $ 1,259.3 | $ 1,261.9 | $ 1,037.4 |
| Total shareholders' equity | 1,630.0 | 1,591.2 | 2,415.0 | 3,333.7 | 3,532.4 |
| Total capital | 2,941.5 | 2,901.7 | 3,674.3 | 4,595.6 | 4,569.8 |
| Less accumulated other comprehensive loss | 1,770.7 | 1,840.5 | 1,046.9 | 146.0 | 264.3 |
| Total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure) | $ 4,712.2 | $ 4,742.2 | $ 4,721.2 | $ 4,741.6 | $ 4,834.1 |
| Corporate notes payable | $ 1,311.5 | $ 1,310.5 | $ 1,259.3 | $ 1,261.9 | $ 1,037.4 |
| **Corporate notes payable to capital ratios:** | | | | | |
| **Corporate debt to total capital** | 44.6% | 45.2% | 34.3% | 27.5% | 22.7% |
| **Corporate debt to total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure)** | 27.8% | 27.6% | 26.7% | 26.6% | 21.5% |

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures